Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

SUNAMERICA FOCUSED ASSET ALLOCATION STRATEGIES

Focused Balanced Strategy Portfolio

Focused Equity Strategy Portfolio

Supplement dated July 15, 2010

to the Prospectus dated February 26, 2010

Effective July 15, 2010, the voluntary expense cap on the total annual fund operating expenses of the Class I shares of the Focused Balanced Strategy Portfolio and the Focused Equity Strategy Portfolio, each a series of the SunAmerica Focused Series, Inc., is increased from 0.15% to 0.25%. Accordingly, the first four sentences of the fourth paragraph in the section “Portfolio Management,” under the heading “Adviser,” on page 60 of the Prospectus is hereby deleted and replaced with the following:

“SunAmerica is voluntarily waiving fees and/or reimbursing expenses for each Portfolio so that the total annual Fund operating expenses for Class A, Class B, Class C, and, if applicable, Class I, do not exceed 0.25%, 0.90%, 0.90%, and, if applicable, 0.25%, respectively. For purposes of voluntary waivers and/or reimbursements the total annual Fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principals, or Acquired Fund Fees and Expenses. Any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. These expense waivers and/or fee reimbursements may be terminated at any time at the option of the Adviser.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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